                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                          ----------------------------------

                                      FORM 8-K

                                   CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): June 19, 1999



                             ADC TELECOMMUNICATIONS, INC.
               --------------------------------------------------------
               (Exact name of registrant as specified in its charter)


        Minnesota                      0-1424                    41-0743912
----------------------------   -----------------------      -------------------
(State or other jurisdiction   (Commission file number)       (IRS employer
     of incorporation)                                      identification No.)




                12501 Whitewater Drive, Minnetonka, Minnesota 55343
                ---------------------------------------------------
                      (Address of principal executive offices)


   Registrant's telephone number, including area code:       (612) 938-8080
                                                      -------------------------

                                   Not Applicable
            ------------------------------------------------------------
            (Former name or former address, if changed since last report)


                                 Page 1 of 4 Pages

                           Exhibit Index Appears on Page 4

Item 5.   OTHER EVENTS.

          On June 21, 1999, ADC Telecommunications, Inc., a Minnesota corporation ("ADC"), and Saville Systems PLC, an Irish public limited company (the "Company"), announced the signing of a definitive agreement (the "Agreement") for the acquisition of the Company by ADC pursuant to a Scheme of Arrangement under the Companies Act of Ireland (the "Acquisition"). Through the Acquisition, which is structured as a tax-free reorganization for U.S. federal income tax purposes, ADC will issue 0.358 of a share of its Common Stock for each Ordinary Share (or each American Depositary Receipt representing an Ordinary Share) of Saville. Saville has also granted ADC an option to purchase up to 19.9% of Saville's Ordinary Shares exercisable in certain circumstances, including certain events causing termination of the Agreement (the "Option Agreement"). The Acquisition is intended to be accounted for as a "pooling of interests," and is subject to certain conditions, including Saville shareholder approval and compliance with the U.S. Hart-Scott-Rodino Antitrust Improvements Act, as well as certain other governmental filing and approvals, including approval of the High Court of Ireland. The foregoing is a summary of certain terms and conditions of the Acquisition, is not intended to be complete and is qualified by reference to the Agreement, the Scheme of Arrangement, the Option Agreement and ADC and Saville's joint press release describing the Acquisition, which are filed as Exhibits 99-a, 99-b, 99-c and 99-d, respectively, to this Form 8-K, and which are hereby incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  EXHIBITS

                    Exhibit No.     Description
                    -----------     -----------
                       99-a         Agreement, dated June 19, 1999 between ADC
                                    Telecommunications, Inc. and Saville Systems PLC

                       99-b         Form of Scheme of Arrangement

                       99-c         Option Agreement dated June 19, 1999
                                    between ADC Telecommunications, Inc. and Saville
                                    Systems PLC

                       99-d         Joint Press Release of ADC Telecommunications, Inc.
                                    and Saville Systems PLC, dated June 21, 1999


                                Page 2 of 4 Pages

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     June 22, 1999

                                      ADC TELECOMMUNICATIONS, INC.


                                      By:  /s/ Robert E. Switz
                                         -------------------------------------
                                           Robert E. Switz
                                           Senior Vice President
                                           and Chief Financial Officer


                               Page 3 of 4 Pages

                               INDEX TO EXHIBITS


Exhibit
Number         Item
-------        ----
99-a           Agreement, dated June 19, 1999, between ADC Telecommunications, Inc.
               and Saville Systems PLC

99-b           Form of Scheme of Arrangement

99-c           Option Agreement dated June 19, 1999 between ADC Telecommunications, Inc.
               and Saville Systems PLC

99-d           Joint Press Release of ADC Telecommunications, Inc. and
               Saville Systems PLC, dated June 21, 1999